UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 22, 2004


                          LEUCADIA NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-5721


              New York                                  13-2615557
----------------------------------------    ------------------------------------
      (State of Incorporation)              (I.R.S. Employer Identification No.)


        315 Park Avenue South
            New York, NY                                   10010
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 460-1900





NY2:\1394444\01\TVYK01!.DOC\76830.0001

Item 5.    Other Events

           The information set forth in the press release issued by Leucadia National Corporation on April 22, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c) Exhibits.

            99.1 Press Release of Leucadia National Corporation, dated April 22, 2004.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LEUCADIA NATIONAL CORPORATION

                                        By: /s/ Joseph A. Orlando
                                            -----------------------------------
                                            Name: Joseph A. Orlando
                                            Title: Vice President and
                                                   Chief Financial Officer

Date:  April 22, 2004

                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated April 22, 2004